Exhibit 99.1

FOR IMMEDIATE RELEASE

FIRST MIDWEST EXPANDING IN MILWAUKEE

Announces Acquisition of Park Bank

CHICAGO, IL, August 28,  2019 – First Midwest Bancorp, Inc. (“First Midwest”) today announced that it has entered into a definitive agreement to acquire Bankmanagers Corp. and its wholly owned subsidiary, Park Bank.

Founded in 1915, Park Bank is one of the largest independent commercial banks in Milwaukee with approximately $1 billion of total assets, $815 million of deposits, of which approximately 85% are core deposits, and $700 million of loans.

“We are extremely excited to welcome Park Bank’s customers and team members to First Midwest,” said Michael L. Scudder, Chairman and CEO of First Midwest. “Park Bank is a trusted financial institution with established and experienced bankers who understand the Milwaukee market and the business and personal needs of their customers. We look forward to building on this trust and to providing award-winning service to Park’s customers as we further expand into the attractive Milwaukee market.”

First Midwest has taken several recent steps to grow its presence in Milwaukee. In January 2019, First Midwest acquired Northern Oak Wealth Management, a registered investment adviser with approximately $850 million of assets under management. In March 2019, First Midwest opened a loan production office to service commercial real estate and commercial customers.

David Werner, President and CEO of Park Bank, will lead the Milwaukee and southeast Wisconsin market for First Midwest. “First Midwest’s mission of helping its customers achieve financial success is aligned with our client-first approach,” said Werner. “Joining First Midwest will enable us to both continue and enhance our commitment to relationship-banking as well as offer our customers a broader array of products and services.  First Midwest is very familiar with the Milwaukee market, and we look forward to becoming part of the First Midwest family.”

The merger agreement provides for a fixed exchange ratio of 29.9675 shares of First Midwest common stock, plus $623.02 in cash for each share of Bankmanagers Corp. common stock, with an overall transaction value of approximately $195 million, subject to certain adjustments. The transaction is subject to customary regulatory approvals, the approval of Bankmanagers’ shareholders and the completion of various closing conditions and is anticipated to close by January 2020.

Sandler O’Neill + Partners, L.P. acted as exclusive financial advisor to First Midwest in this transaction, and Stephens Inc. acted as exclusive financial advisor to Bankmanagers Corp.  Chapman and Cutler LLP served as transaction counsel to First Midwest, and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as Bankmanagers’ transaction counsel.

First Midwest Bancorp, Inc. | 8750 West Bryn Mawr Avenue | Suite 1300 | Chicago | Illinois | 60631

About First Midwest

First Midwest (NASDAQ: FMBI) is a relationship-focused financial institution and one of the largest independent publicly traded bank holding companies based on assets headquartered in the Midwest, with approximately $17.5 billion of assets and $12 billion of assets under management. First Midwest’s principal subsidiary, First Midwest Bank, and other affiliates provide a full range of commercial, treasury management, equipment leasing, consumer, wealth management, trust and private banking products and services through locations in metropolitan Chicago, southeast Wisconsin, northwest Indiana, central and western Illinois, and eastern Iowa. Visit First Midwest at www.firstmidwest.com.

About Park Bank

Park Bank is a wholly owned subsidiary of Bankmanagers Corp. and maintains its principal executive offices in Milwaukee,  Wisconsin. Park Bank is a client-focused bank dedicated to forging lasting relationships with businesses looking for reliable business relationships.  It provides this experience through three full-service banking locations in Milwaukee and Brookfield. Park Bank’s website is www.parkbankonline.com.

Forward-Looking Statements

This press release, as well as any oral statements made by or on behalf of First Midwest, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those relating to First Midwest’s proposed acquisition of Bankmanagers, including the costs and benefits associated therewith and the timing thereof. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including,  but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Bankmanagers might not be realized within the expected timeframes or might be less than projected, the requisite shareholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Bankmanagers’ respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Bankmanagers operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2018 and in First Midwest’s subsequent filings made with the Securities and Exchange Commission (the “SEC”). These risks, uncertainties and assumptions are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Bankmanagers.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bankmanagers, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Bankmanagers, which also will constitute a prospectus of First Midwest, that will be sent to Bankmanagers’ shareholders.  Investors and shareholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Bankmanagers and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bankmanagers upon written request to Bankmanagers Corp., Attn: P. Michael Mahoney,  President,  330 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 or by calling (414) 466-8000.

Participants in this Transaction

First Midwest, Bankmanagers and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bankmanagers’ shareholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 4, 2019 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

CONTACTS:

Investors	Media
Patrick S. Barrett	Maurissa Kanter
EVP, Chief Financial Officer	SVP, Director of Corporate Communications
(708) 831-7231	(708) 831-7345
pat.barrett@firstmidwest.com	maurissa.kanter@firstmidwest.com